Exhibit 32.2

                                  CERTIFICATION


In connection with the Quarterly Report on Form 10-Q of Paxar Corporation (the "Company") for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony S. Colatrella, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







/s/ Anthony S. Colatrella
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Vice President  and Chief Financial Officer

May 10, 2007
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Date